UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008 (October 1, 2008)

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K is filed as an amendment (“Amendment No. 1”) to the Current Reports on Form 8-K (File No. 001-32678) filed by DCP Midstream Partners, LP (“DCP”) under Items 1.01, 2.01, 7.01 and 9.01 on September 12, 2008 and October 7, 2008 (the “Initial 8-K’s”). The information included in Items 1.01, 2.01, 7.01 and 9.01 of the Initial 8-K’s is incorporated herein by reference. Amendment No.1 is being filed to include the financial information required under Item 9.01 that was omitted from the October 7, 2008 Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Audited consolidated financial statements of Michigan Pipeline and Processing, LLC and Subsidiaries as of December 31, 2007, and for the year ended December 31, 2007, and unaudited consolidated financial statements of Michigan Pipeline and Processing, LLC and Subsidiaries as of June 30, 2008, and for the six months ended June 30, 2008 and 2007, are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of DCP as of June 30, 2008, and for the six months ended June 30, 2008, and for the year ended December 31, 2007, are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: October 22, 2008	/s/ Angela A. Minas
	Name:	Angela A. Minas
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 23.1	Consent of Plante & Moran, PLLC on Michigan Pipeline and Processing, LLC and Subsidiaries Consolidated Financial Statements as of December 31, 2007 and for the year then ended.

Exhibit 99.1	Audited and unaudited historical consolidated financial statements of Michigan Pipeline and Processing, LLC and Subsidiaries.

Exhibit 99.2	Unaudited pro forma condensed consolidated financial statements of DCP Midstream Partners, LP.